UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2026

AVAI BIO, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	333-225433 (Commission File Number)	38-4053064 (I.R.S. Employer Identification Number)

c/o Eastbiz.com, Inc 5348 Vegas Drive, Las Vegas, NV 89108

(Address and telephone number of principal executive offices)

(Issuer’s telephone number)

(866) 533-0065

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: Not applicable.

Title of each class	Trading Symbol	Name of each exchange on which registered
Not applicable

Item 1.02 Termination of a Material Definitive Agreement

On May 7, 2026, Avai Bio, Inc., formerly known as Avant Technologies Inc. (the “Company” or “AVAI”), and Ainnova Tech Inc. (“Ainnova” or “AINN”) entered into a Mutual Termination Agreement (the “Termination Agreement”) to terminate, by mutual consent, the Joint Venture and License Agreement dated November 8, 2024 (effective as of November 11, 2024) (the “License Agreement”).

Under the License Agreement, AVAI and Ainnova agreed to form a new Nevada corporation, Ai-Nova Acquisition Corp. (“AAC”) to develop and commercialize certain proprietary artificial intelligence–based healthcare technologies. Pursuant to the Termination Agreement, both parties agreed to cancel and release each other from any and all obligations, rights, and liabilities arising under or related to the License Agreement. No termination penalties or further financial obligations will be incurred by either party.

As part of the termination, the parties have agreed that Ai-Nova Acquisition Corp. (“AAC”) will be formally dissolved and all corporate filings with the State of Nevada related to AAC will be closed. Both AVAI and Ainnova will cooperate to complete the dissolution process in an orderly manner.

The mutual termination reflects the parties’ decision to pursue their respective business strategies independently. Both AVAI and Ainnova have agreed to cooperate in good faith to ensure an orderly wind-down of any pending activities related to the contemplated joint venture.

The foregoing description of the Termination Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Termination Agreement, a copy of which will be filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Mutual Termination Agreement dated May 7, 2026, by and between Avai Bio, Inc. and Ainnova Tech Inc.

SIGNATURES

In accordance with the requirements of the Securities Act of 1933, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 8, 2026	AVAI BIO, INC.

	By:	/s/	Vitalis Racius
		Name:	Vitalis Racius
		Title:	Chief Financial Officer, Director & Treasurer